[DEUTSCHE BANK LOGO]

DEUTSCHE ALT-A SECURITIES, INC.
                                                   Deutsche Bank Securities Inc.
ALTERNATIVE LOAN TRUST, SERIES 2003-1              Securitized Products Group
                                                   60 Wall Street
                                                   3rd Floor
                                                   New York, NY 10005
--------------------------------------------------------------------------------

SETTLEMENT DATE:                         August 29, 2003
TOTAL DEAL SIZE (ALL LOAN GROUPS):       $235,000,000 (+/- 5%)


MASTER SERVICER:                         Wells Fargo Bank Minnesota, National
                                           Association
MASTER SERVICING FEE:                    1.5 bps (0.015%)
TRUSTEE:                                 HSBC Mortgage Corporation (USA)

CALL FEATURE:                            10% Cleanup Call




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  THIS STRUCTURAL TERM SHEET, COLLATERAL TERM SHEET, OR COMPUTATIONAL MATERIALS,
  AS APPROPRIATE (THE "MATERIAL"), WAS PREPARED SOLELY BY THE UNDERWRITER(S), IS PRIVILEGED AND CONFIDENTIAL, IS INTENDED FOR USE BY THE ADDRESSEE ONLY, AND
  MAY NOT BE PROVIDED TO ANY THIRD PARTY OTHER THAN THE ADDRESSEE'S LEGAL, TAX, FINANCIAL AND/OR ACCOUNTING ADVISORS FOR THE PURPOSES OF EVALUATING SUCH INFORMATION. PROSPECTIVE INVESTORS ARE ADVISED TO READ CAREFULLY, AND SHOULD RELY SOLELY ON, THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT (THE "FINAL PROSPECTUS") RELATED TO THE SECURITIES (THE "SECURITIES") IN MAKING THEIR INVESTMENT DECISIONS. THIS MATERIAL DOES NOT INCLUDE ALL RELEVANT INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN, PARTICULARLY WITH RESPECT TO THE RISK AND SPECIAL CONSIDERATIONS ASSOCIATED WITH AN INVESTMENT IN THE SECURITIES. ALL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND IT IS ANTICIPATED THAT SUCH INFORMATION WILL CHANGE. ANY INFORMATION CONTAINED
  HEREIN WILL BE MORE FULLY DESCRIBED IN, AND WILL BE FULLY SUPERSEDED BY THE PRELIMINARY PROSPECTUS SUPPLEMENT, IF APPLICABLE, AND THE FINAL PROSPECTUS. ALTHOUGH THE INFORMATION CONTAINED IN THE MATERIAL IS BASED ON SOURCES THE UNDERWRITER(S) BELIEVE(S) TO BE RELIABLE, THE UNDERWRITER(S) MAKE(S) NO REPRESENTATION OR WARRANTY THAT SUCH INFORMATION IS ACCURATE OR COMPLETE. SUCH INFORMATION SHOULD NOT BE VIEWED AS PROJECTIONS, FORECASTS, PREDICTIONS, OR OPINIONS WITH RESPECT TO VALUE. PRIOR TO MAKING ANY INVESTMENT DECISION, A PROSPECTIVE INVESTOR SHALL RECEIVE AND FULLY REVIEW THE FINAL PROSPECTUS. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. THE UNDERWRITER(S) MAY HOLD LONG OR SHORT POSITIONS IN OR BUY AND SELL SECURITIES OR RELATED SECURITIES OR PERFORM FOR
  OR SOLICIT INVESTMENT BANKING SERVICES FROM, ANY COMPANY MENTIONED HEREIN.

                                                            [DEUTSCHE BANK LOGO]

DEUTSCHE ALT-A SECURITIES, INC.
                                                   Deutsche Bank Securities Inc.
ALTERNATIVE LOAN TRUST, SERIES 2003-1              Securitized Products Group
                                                   60 Wall Street
                                                   3rd Floor
                                                   New York, NY 10005
--------------------------------------------------------------------------------

COMPENSATING INTEREST FEATURE:   NATIONAL CITY MORTGAGE CO.:
                                 ---------------------------
                                 With respect to each principal prepayment in full or in part, National City Mortgage Co.
                                 ("National City") shall be required to pay an amount equal to the amount of interest (net of National City's servicing fee) that would have accrued on the amount of such principal prepayment during the period commencing on the date on which such principal prepayment was applied to such mortgage loan and ending on the day immediately preceding such due date, inclusive. These amounts will be paid by National City out of its own funds without reimbursement therefor.

                                 DOWNEY SAVINGS AND LOAN ASSOCIATION, F.A.:
                                 ------------------------------------------
                                 With respect to each principal prepayment in full or in part, Downey Savings and Loan Association, F.A. ("Downey") shall be required to pay an amount (to be paid by Downey out of its own funds without reimbursement therefor) which, when added to all amounts allocable to interest received in connection with such principal prepayment, equals one month's interest on the amount of principal so prepaid at the mortgage interest rate on the related mortgage loan; provided, however, that in no event shall the aggregate of deposits made by Downey in connection with any principal prepayment exceed the aggregate amount of Downey's servicing fee in the calendar month in which such deposits are required.

                                 CHASE MANHATTAN MORTGAGE CORPORATION:
                                 -------------------------------------
                                 With respect to any mortgage loan that was subject to a principal prepayment in full or in part during any principal prepayment period, Chase Manhattan Mortgage Corporation ("Chase") shall be required to pay an amount equal to the amount of interest (net of Chase's servicing fee) that would have accrued on the amount of such principal prepayment during the period commencing on the date on which such principal prepayment was applied to such mortgage loan and ending on the day immediately preceding the due date for such mortgage loan, inclusive; provided that Chase's obligation as to payment of such amount shall be limited to the servicing fee earned during the month of the distribution.

                                 WELLS FARGO BANK MINNESOTA, NATIONAL
                                 ASSOCIATION:
                                 ------------------------------------
                                 Wells Fargo Bank Minnesota, National
                                 Association, (the "Master Servicer") will make payments in an amount equal to the lesser of
                                 (i) the aggregate amounts National City, Downey and Chase were required to pay in connection with principal prepayments on the mortgage loans for the related distribution date, and not so paid by National City, Downey or Chase, as applicable, and (ii) the Master Servicer's compensation for such distribution date, without reimbursement therefor.

PPC RAMP IF APPLICABLE:          8 to 20 CPR over 12 months, 20 CPR thereafter


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

                                                            [DEUTSCHE BANK LOGO]

DEUTSCHE ALT-A SECURITIES, INC.
                                                   Deutsche Bank Securities Inc.
ALTERNATIVE LOAN TRUST, SERIES 2003-1              Securitized Products Group
                                                   60 Wall Street
                                                   3rd Floor
                                                   New York, NY 10005
--------------------------------------------------------------------------------

TOTAL # OF LOAN GROUPS:                                                     1
COLLATERAL TYPE AND SIZE OF EACH LOAN GROUP:                                $30 Yr Fixed Rate, First Lien Alt-A

DO SUBORDINATE BONDS CROSS-COLLATERALIZE MULTIPLE LOAN GROUPS:              N/A
IF SO, IDENTIFY WHICH LOAN GROUPS AND PROVIDE CALIFORNIA                    N/A
% AT THE SUB LEVEL:

GROSS WAC:                                                                  6.227% +/- 15 bps
NET WAC:                                                                    5.962% +/- 15 bps
WAC RANGE:                                                                  5.625% - 7.75% (+/- 30 bps)
PASS THROUGH RATE:                                                          5.50%
WAM:                                                                        356 +/- 2 months

WEIGHTED AVERAGE LOAN BALANCE:                                              $295,000 (+/- $25,000)
MAXIMUM LOAN SIZE:                                                          $1,000,000
# OF LOANS > $1,000,000:                                                    0

WEIGHTED AVERAGE LTV:                                                       67.00% +/- 5.00%
% LTV > 80%:                                                                4.50% +/- 1.50%
% LTV > 80% WITHOUT PMI:                                                    0

WEIGHTED AVERAGE FICO (NON ZERO):                                           730 +/- 10
% FICO < 650 (INCLUDING ZERO AND NO FICOS):                                 1.20% +/- 0.50%
% FICO < 600 (INCLUDING ZERO AND NO FICOS):                                 Max 0.50%

% OWNER OCCUPIED:                                                            90.00% +/- 5.00%
% SECONDARY:                                                                 2.75% +/- 1.50%
% INVESTOR PROPERTY:                                                         10.00% +/- 5.00%

% PURCHASE:                                                                  16.45% +/- 2.50%
% CASH OUT REFINANCE:                                                        34.15% +/- 5.00%
% RATE/TERM REFINANCE:                                                       49.50% +/- 5.00%

% FULL DOCUMENTATION:                                                        18.00% +/- 5.00%

% SINGLE FAMILY AND PUD:                                                     85.00% +/- 5.00%


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

                                                            [DEUTSCHE BANK LOGO]

DEUTSCHE ALT-A SECURITIES, INC.
                                                   Deutsche Bank Securities Inc.
ALTERNATIVE LOAN TRUST, SERIES 2003-1              Securitized Products Group
                                                   60 Wall Street
                                                   3rd Floor
                                                   New York, NY 10005
--------------------------------------------------------------------------------

% MULTI FAMILY:                                                        5.50% +/- 2.50%
% CONDO:                                                               5.57% +/- 2.50%

TOP 3 STATES AND % OF EACH:                                            CA (Max 55.00%)
                                                                       VA (Max 6.00%)
                                                                       MD (Max 5.00%)

TOP 10 ORIGINATORS AND % OF EACH:
1     NATIONAL CITY MORTGAGE CO.                                       86.00% +/- 5.00%
2     DOWNEY SAVING & LOAN ASSOCIATION, F.A.                           14.00% +/- 2.50%
3     CHASE MANHATTAN MORTGAGE CORP.                                   0.35% +/- 0.50%

% INDYMAC ORIGINATIONS:                                                0.00%
% MANUFACTURED HOUSING LOANS:                                          0.00%

CREDIT ENHANCEMENT % TO AAAS:                                          3.75% (+/- 0.50%)

% PREPAY PENALTY LOANS:                                                0.00%
% INTEREST ONLY LOANS:                                                 0.00%
% BALLOON MORTGAGES:                                                   0.00%



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